SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                                 April 1, 1996
               Date of Report (Date of earliest event reported)


                               MASCO CORPORATION
            (Exact name of registrant as specified in its charter)


         Delaware                    1-5794                 38-1794485
      (State of other            (Commission File          (IRS Employer
        jurisdiction of           Number)                 Identification
         incorporation)                                       Number)



       21001 Van Born Road, Taylor, Michigan                  48180
      (address of principal executive offices)              (Zip Code)



                               (313) 274-7400
             (Registrant's telephone number, including area code)

Item 5.     OTHER EVENTS

      On April 1, 1996, the Registrant announced that it has entered into an agreement for the sale of its Home Furnishings Group.

      The press release issued by the Registrant, which also discusses anticipated first quarter results, is filed as Exhibit 99.a hereto.



Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

      (c)   Exhibits. The following exhibit is filed herewith:

            99.a  Press Release dated April 1, 1996

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MASCO CORPORATION


                                    By:   /s/ JOHN R. LEEKLEY
                                          John R. Leekley
                                          Vice President and
                                            General Counsel


Date: April 4, 1996

                                 EXHIBIT INDEX


99.a  Press Release dated April 1, 1996